NATIXIS FUNDS

Supplement dated July 1, 2014 to the Natixis Funds Statement of Additional Information dated May 1, 2014, as may be revised or supplemented from time to time, for the following funds:

AEW Real Estate Fund	Natixis Oakmark International Fund
CGM Advisor Targeted Equity Fund	Natixis U.S. Equity Opportunities Fund
Natixis Diversified Income Fund	Vaughan Nelson Small Cap Value Fund
Natixis Oakmark Fund	Vaughan Nelson Value Opportunity Fund

AEW REAL ESTATE FUND

Effective July 1, 2014, AEW Capital Management, L.P., has given a binding contractual undertaking to the AEW Real Estate Fund to limit the amount of the Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.40%, 2.15%, 2.15%, 1.10% and 1.15% of the Fund’s average daily net assets for Class A, B, C, N and Y shares, respectively. This undertaking is in effect through April 30, 2016. Accordingly, the table regarding expense limits in the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended with respect to the AEW Real Estate Fund as follows:

Fund	Expense Limit	Date of Undertaking
AEW Real Estate Fund		July 1, 2014

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class N	1.10%
Class Y	1.15%

ALL FUNDS

Effective July 1, 2014, the below paragraph should be added to the section “Fund Charges and Expenses” after the sub-section of “Sales Charges and Distribution and Service (12b-1) Fees”:

TRANSFER AGENCY EXPENSES

NGAM Advisors has given a binding contractual undertaking to the AEW Real Estate Fund and Vaughan Nelson Value Opportunity Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Effective July 1, 2014, the first paragraph within the “Portfolio Holdings Information” is hereby amended and restated as follows:

Each Trust’s Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at ngam.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days (15 days for Small Cap Value Fund and Value Opportunity Fund and 10 business days after quarter-end for Natixis Oakmark Fund, Natixis Oakmark International Fund and Natixis U.S. Equity Opportunities Fund). A list of Small Cap Value Fund’s and Value Opportunity Fund’s top 10 holdings will generally be available on a monthly basis within 7 business days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.